SUB-ITEM 77.Q1A  MATERIAL AMENDMENTS TO CHARTER OR BY-LAWS

Material amendments to Charter or By-Laws are incorporated by reference to exhibit (a)(15) and exhibit (a)(16) to post-effective amendment no. 46 to Registrant's registration statement filed on Form Type 485BPOS on October 12, 2001 (Accession No. 0001127563-01-500139).